SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 25, 2001


                              Metris Master Trust
                            Metris Receivables, Inc.
                    (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)



       Delaware                       333-76047               41-1810301
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification Number)


10900 Wayzata Boulevard
Minnetonka, Minnesota                                  55305
(Address of Principal Executive Office)              (Zip Code)


Registrant's telephone number, including area code
(952) 417-5645

N/A
(Former Name or Former Address, if Changed Since Last Report)





INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.       Not Applicable.

Item 2.       Not Applicable.

Item 3.       Not Applicable.

Item 4.       Not Applicable.

Item 5. On October 25, 2001 the Metris Master Trust issued its Class A Floating Rate Asset Backed Securities, Series 2001-4 and its Class B Floating Rate Asset Backed Securities, Series 2001-4.

Item 6.       Not Applicable.

Item 7.       Exhibits.

              The following are filed as Exhibits to this Report under Exhibit 4.1.

              Exhibit 4.1 Series 2001-4 Supplement dated as of October 25, 2001.

Item 8.       Not Applicable.

Item 9.       Not Applicable.




SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METRIS RECEIVABLES, INC.
                                   as Transferor, on behalf of the
                                   Metris Master Trust


                                   By: /s/ RALPH A. THAN
                                   Name:    Ralph A. Than
                                   Title:   Senior Vice President and Treasurer

December 4, 2001




EXHIBIT INDEX


Exhibit           Description


Exhibit 4.1 Series 2001-4 Supplement dated as of October 25, 2001.